UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2011
RHI ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-34102	36-4614616

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1325 Avenue of Americas, 21st Floor, New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (212) 977-9001
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits
INDEX TO EXHIBITS
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     As previously disclosed, on December 10, 2010, RHI Entertainment, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”, and the filing therein, the “Chapter 11 Filing”). The Chapter 11 cases are being jointly administered under the caption “In re RHI Entertainment, Inc., et. al.” Case No. 10-16536.
     On February 22, 2011, the Debtors filed their monthly operating report for the period from December 10, 2010 to January 31, 2011 (the “First Monthly Operating Report”) with the Bankruptcy Court. The First Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On March 22, 2011, the Debtors filed their monthly operating report for the period from February 1, 2011 to February 28, 2011 (the “Second Monthly Operating Report” and together with the First Monthly Operating Report, the “Monthly Operating Reports”) with the Bankruptcy Court. The Second Monthly Operating Report is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Limitation on Incorporation by Reference
     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Cautionary Statements Regarding Financial and Operating Data
     The Company cautions investors not to place undue reliance upon the information contained in the Monthly Operating Reports, as they were not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. As previously disclosed, the Company expects that its current equityholders will have no continuing interest in the assets and operations of the Company upon the Company’s emergence from bankruptcy. The Monthly Operating Reports were not audited or reviewed by independent accountants, will not be subject to audit or review by the Company’s external auditors at any time in the future, are in a format consistent with applicable bankruptcy laws, and are subject to future adjustment and reconciliation. There can be no assurances that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Reports are accurate or complete. The Monthly Operating Reports also contain information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Reports should not be viewed as indicative of future results.
Cautionary Statement Regarding Forward-Looking Statements
     This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and the Debtors’ future performance, as well as management’s expectations, beliefs, plans, estimates, or projections related to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements include and may be indicated by words or phrases such as “may,” “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “believes,” or “intends” and similar words and phrases.

     All forward-looking statements, as well as the Debtors’ business and strategic initiatives, are subject to risks and uncertainties that could cause actual results to differ materially from expected results. Management believes that these forward-looking statements are reasonable. However, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. The Debtors undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Additional information concerning the risks and uncertainties that you may wish to consider are contained in Part VIII of the Debtors’ Disclosure Statement and in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission on March 26, 2010. The Disclosure Statement is available on the public website of the bankruptcy administration agent at http://www.loganandco.com, under case RHI Entertainment. The information on the bankruptcy administration agent website is not incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

99.1	Monthly Operating Report for the period from December 10, 2010 to January 31, 2011
99.2	Monthly Operating Report for the period from February 1, 2011 to February 28, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHI ENTERTAINMENT, INC. (Registrant)
Date: March 30, 2011	By:	/s/ Henry S. Hoberman
		Name:	Henry S. Hoberman
		Title:	Executive Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description

99.1	Monthly Operating Report for the period from December 10, 2010 to January 31, 2011

99.2	Monthly Operating Report for the period from February 1, 2011 to February 28, 2011

5